April 22, 2020

BNY MELLON ADVANTAGE FUNDS, INC.

BNY Mellon Dynamic Total Return Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser), and the fund's sub-adviser is Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser.

Investment decisions for the fund are made by the Global Asset Allocation Team at Mellon.  The team members are Vassilis Dagioglu, James Stavena, Torrey Zaches, CFA and Sinead Colton Grant.  Mr. Dagioglu has been a primary portfolio manager of the fund since May 2010.  Messrs. Stavena and Zaches have been primary portfolio managers of the fund since June 2010.  Ms. Colton Grant has been a primary portfolio manager of the fund since December 2014.  Mr. Dagioglu is a managing director and head of asset allocation portfolio management at Mellon.  Mr. Stavena is a managing director and portfolio manager at Mellon.  Mr. Zaches is a director and portfolio manager at Mellon.  Ms. Colton Grant is a managing director and head of global investment and product strategy at Mellon.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the prospectus:

Investment decisions for the fund are made by the Global Asset Allocation Team at Mellon.  The team members are Vassilis Dagioglu, James Stavena, Torrey Zaches and Sinead Colton Grant, each of whom serves as a primary portfolio manager of the fund and all of whom are jointly and primarily responsible for managing the fund's portfolio.  Mr. Dagioglu has been a primary portfolio manager of the fund since May 2010, Messrs. Stavena and Zaches have been primary portfolio managers of the fund since June 2010, and Ms. Colton Grant has been a primary portfolio of the fund since December 2014.  Mr. Dagioglu is a managing director and head of asset allocation portfolio management at Mellon.  He has been employed by Mellon or a predecessor company of Mellon since 1999.  Mr. Stavena is a managing director and portfolio manager at Mellon.  He has been employed by Mellon or a predecessor company of Mellon since 1998.  Mr. Zaches is a director and portfolio manager at Mellon.  He has been employed by Mellon or a predecessor company of Mellon since 1998.  Ms. Colton Grant is a managing director and head of global investment and product strategy at Mellon.  She has been employed by Mellon or a predecessor company of Mellon since July 2012.

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